UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 25, 2008

Dresser-Rand Group Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32586	20-1780492
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

10205 Westheimer Road, Houston, Texas	77042
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code: (713) 467-2221

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

Dresser-Rand Group Inc. (“Dresser-Rand”) (NYSE: DRC) announced today Region 3 of the National Labor Relations Board has advised the Company about its pending decision regarding the unfair labor practice (“ULP”) allegations asserted by Local 313 of the IUE-CWA (“Union”), the Union representing certain employees at the Company’s Painted Post facility. These allegations arose in connection with a protracted labor dispute in 2007 and its termination, contract negotiations, and related matters. Only one-third of the Union’s claims will proceed to a formal complaint while the remaining claims are expected to be dismissed. The Union may challenge such dismissals through appeal and the Company may defend the claims proceeding to complaint at trial. There has been no finding or determination as to whether the Company violated the law.

Importantly, Region 3 indicated that it will uphold both the Company’s declaration of impasse and its unilateral implementation of its last offer. Absent a successful appeal, if any, by the Union, the Company will continue to operate under a more contemporary and competitive implemented contract offer unless a mutually satisfactory contract is negotiated . In addition, the Region will not challenge the Company’s termination of three of four employees resulting from their picket-line misconduct.

The claims expected to proceed to complaint include the Company’s handling of the one week lockout and the negotiation of the recall process used to return employees to the facility after reaching impasse. While a limited number of ULP claims will go to complaint, the Company anticipates that any impact arising from them will not have a material adverse effect on the Company’s financial condition. The Company continues to believe it complied with the law and will be evaluating whether to take all or some of these matters to trial.

A copy of the news release, dated November 25, 2008, is attached hereto as Exhibit 99.1.

All information in the news release is furnished and shall not be deemed "filed" with the SEC for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that Section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent registrant specifically incorporated it by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description
99.1	News Release of Dresser-Rand Group Inc. dated November 25, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dresser-Rand Group Inc.

By: /s/ Mark F. Mai
Mark F. Mai
Vice President, General Counsel and Secretary

DATED: November 25, 2008

EXHIBIT INDEX

Exhibit No.	Description
99.1	News Release of Dresser-Rand Group Inc. dated November 25, 2008